                                  Oppenheimer Global Opportunities Fund
                                 Supplement dated October 9, 2007 to the
                                     Prospectus dated January 2, 2007

     This supplement amends the Prospectus of Oppenheimer  Global  Opportunities
Fund (the "Fund") dated January 2, 2007.

     The section "How the Fund is Managed - Portfolio  Managers,"  on page 16 of the Prospectus, is deleted in its entirety and replaced with the following:

Portfolio Manager. The Fund's portfolio is managed by Frank Jennings who is primarily  responsible for the day-to-day  management of the Fund's investments.
Mr. Jennings has been a Vice President and portfolio  manager of the Fund since
October 1995. He has been a Vice President of the Manager since September 1995.

     The Statement of Additional  Information  provides  additional  information about the Portfolio  Manager's  compensation,  other accounts he manages and his ownership of Fund shares.

October 9, 2007                                                     PS0215.033